UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 1, 2025

BERTO ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42620	99-4250815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1180 North Town Center Drive, Suite 100
Las Vegas, Nevada 89144

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (702) 781-4313

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, consisting of one (1) ordinary share, $0.0001 par value, and one-half of one (1) redeemable warrant	TACOU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	TACO	The Nasdaq Stock Market LLC
Warrants entitling the holder to purchase one (1) ordinary share, par value $0.0001 per share	TACOW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

As previously reported, on May 1, 2025, Berto Acquisition Corp. (the “Company”) consummated its initial public offering (“IPO”) of 30,015,000 units (the “Units”), including the issuance of 3,915,000 Units as a result of the underwriters’ full exercise of their over-allotment option. Each Unit consists of one ordinary share of the Company, par value $0.0001 per share (the “Ordinary Shares”), and one-half of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each Warrant entitling the holder thereof to purchase one Ordinary Share for $10.50 per share within the first 12 months following the closing of an initial business combination or $11.50 per share after the 12-month anniversary of the closing of the initial business combination, subject to adjustment, beginning 30 days after the completion of the Company’s initial business combination. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $300,150,000.

Also as previously reported, on May 1, 2025, simultaneously with the closing of the IPO, the Company completed the private sale (the “Private Placement”) of an aggregate of 3,500,000 Warrants (the “Sponsor Private Placement Warrants”) to Berto Acquisition Sponsor LLC at a purchase price of $1.00 per Sponsor Private Placement Warrant, generating gross proceeds to the Company of $3,500,000. Additionally, on May 1, 2025, simultaneously with the closing of the IPO, the Company issued an aggregate of 3,750,000 warrants as compensation to a designee of Cohen & Company Capital Markets, a division of J.V.B. Financial Group, LLC, as representative of the underwriters.

A total of $300,150,000 of the proceeds from the IPO and Private Placement (which amount includes $11,705,850 of the underwriters’ deferred discount) was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

An audited balance sheet as of May 1, 2025 reflecting receipt of the proceeds upon consummation of the IPO and the Private Placement has been issued by the Company and is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Audited Balance Sheet as of May 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERTO ACQUISITION CORP.

	By:	/s/ Harry L. You
		Name:	Harry L. You
		Title:	Executive Chairman and Interim Chief Financial Officer

Dated: May 7, 2025

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